                                                                    EXHIBIT 10.8



                                   AGREEMENT

                                    between


                              BRADLEY DAVID COOPER
                                   ("Cooper")


                            FAI INSURANCES LIMITED
                                ACN 004 304 545
                                    ("FAI")

                    FAI HOME SECURITY HOLDINGS PTY LIMITED
                                ACN 003 126 264
                               ("FAI Security")

                             KAMARASI PTY LIMITED
                                      ACN
                             ("FAI International")




                           Kevin Munro & Associates
                                  Solicitors
                             Level 6, Kelco House
                                364 Kent Street
                                SYDNEY NSW 2000

                              Telephone: 290.3838
                              Facsimile: 290.3737

THIS AGREEMENT is made on 11 November 1995


BETWEEN Bradley David Cooper of 28 Coronation Avenue, Mosman, New South Wales, 2088 ("Cooper")

AND FAI Insurances Limited, ACN 004 304 545 of Level 12, 185 Macquarie Street, Sydney, New South Wales, 2000 ("FAI")

AND FAI Home Security Holdings Pty Limited, ACN 003 125 264 of
New South Wales ("FAI Security")

AND Kamarasi Pty Limited, ACN                      as trustee for the FAI Home
Security (Australia) Trust of                ("FAI International").


RECITALS

A. By letter dated 1 June 1995 Cooper agreed to sell the Sale Shares to FAI and FAI agreed to buy the Sale Shares from Cooper on the terms referred to in the said letter.

B. FAI Security (either directly or through its subsidiary) sells home security packages throughout Australia and New Zealand.

C. FAI International (either directly or through its subsidiaries) sells security units throughout the world excluding Australia and New Zealand.

D. The parties now wish to state in more formal terms the Agreement as reached in June 1995 and to set out the "fair market value" and its payment schedule and to agree to certain matters in respect of FAI International and FAI Security.

IT IS AGREED

1.   INTERPRETATION

1.1  Definitions

     In this Agreement, unless the context requires otherwise:

    "Completion" means completion by the parties of the sales and purchases as provided in Clause 6.

     "Completion Date" means      1995 or such other date as FAI and Cooper may
     agree.

     "Corporations Law" means the Corporations Law as it applies in New South Wales.

     "Encumbrance" means any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, title retention or conditional sale agreement, hire or hire purchase agreement, option, restriction as to transfer, use or possession, easement, subordination of any right to any other person in any other encumbrance or security interest whatsoever.

     "FAI International Trust" means the trust known as the FAI Home Security (Australia) Trust of which Kamarasi Pty Limited is trustee.

     "FAI Security Group" means FAI Security and any subsidiary company.

     "June Agreement" means the agreement to sell the Sale Shares pursuant to the letter dated 1 June 1995 as annexed in Schedule C to this Agreement.

     "Sale Shares" means 200 fully paid ordinary shares and 11 fully paid "C" Class shares in the capital of FAI Security being 39.96% of the issued share capital of FAI Security and being the only shares not owned by FAI.

     "Sale Units" means 60 fully paid ordinary units in the capital of the FAI International Trust being 60% of the issued unit capital of the FAI International Trust and being the only share owned by FAI.

     "Shares" means 502 fully paid ordinary shares and 26 fully paid "C" Class shares in the capital of FAI Security being the whole of the issued share capital of FAI Security.

     "Units" means 100 units of $1.00 each in the capital of the FAI International Trust being the whole of the issued capital of that Trust.

1.2  Interpretation

     In this Agreement, unless the context otherwise requires:

     a)   words Importing the singular include the plural and vice versa;

     b)  any gender includes the other genders and vice versa in each case;

     c) if a word or phrase is defined, cognate words and phrases have corresponding definitions;

     d) a reference to a person includes the legal personal representatives, successors and assigns of that person and also corporations and other entities recognised by law;

     e) any reference to a statute or statutory provision is to be construed as if it referred also to that statute statutory provision as for the time being amended or re-enacted;

     f) a reference to a clause or Schedule is a reference to a clause of or a schedule to this Agreement;

     g) a reference to an agreement or document (including without limitation, a reference to this Agreement) is to the agreement or document as amended, varied, supplemented, novated or replaced except to the extent prohibited by this Agreement or that other agreement or document;

     h) a reference to a party to this Agreement or another agreement or document includes the party successors and permitted substitutes or assigns (and, where applicable, the party's personal representatives);

     i) a reference to FAI includes a reference to an associated entity of FAI unless the content otherwise requires.

     j) a reference to Cooper includes a reference to any company in which Cooper has a beneficial interest unless the content otherwise requires.

2.   SALE AND PURCHASE: FAI SECURITY

     Cooper sold and FAI purchased, with effect from 1 June 1995, the Sale Shares free from all Encumbrances.

3.   PRICE AND PAYMENT

3.1 Pursuant to the June Agreement, Cooper and FAI acknowledge that the "fair market value" for the Sale Shares shall be $8,000,000 and shall, subject to the provisions of this agreement, be paid by FAI to Cooper as follows:

     a)   on the Completion Date the sum of $2,800,000;

     b) the sum of $1,600,000 payable by 12 equal calendar month instalments commencing one calendar month after the Completion Date;

     c) the sum of $1,400,000 payable by 12 equal calendar month instalments commencing 13 calendar months after the Completion Date;

     d) the sum of $1,100,000 payable by 12 equal calendar month instalments commencing 25 calendar months after the Completion Date;

     e) the sum of $1,100,000 payable by 12 equal calendar month instalments commencing 37 calendar months after the Completion Date.

3.2 All payments required to be made under this Agreement must be tendered either in cash or by a draft or cheque drawn by a bank as defined in the Banking Act of the Commonwealth of Australia.

3.3 The payments referred to in Clause 3.1b) to e) shall be reduced and shall be subject to adjustment as provided for in Clause 3.4 if the following criteria are not met.

            Criteria                                Related Payment
     --------------------------------------------------------------

     If FAI Security Group has not achieved
     earnings before interest and income tax
     ("EBIT") as follows:
                                           $ per calendar month during
                                             each stipulated financial
                                             year

i)   Financial Year Ending
     ("FYE")        30.6.96        540,000     Clause 3.1 b) monthly payment

ii)  FYE            30.6.97        540,000     Clause 3.1 c)   "

iii) FYE            30.6.98        650,000     Clause 3.1 d)   "

iv)  FYE            30.6.99        700,000     Clause 3.1 e)   "

3.4 The method of calculation of adjustment for purposes of Clause 3.3 is as follows:

     a) Subject to Clause 3.4 b), c) and d) based on management accounts of FAI Security Group the $ sum difference by which stipulated calendar EBIT for a relevant calendar month is not achieved, shall be calculated as a % of the stipulated EBIT and that % shall be applied to the Related Payment to calculate the amount by which the Related Payment is to be reduced and the Related Payment shall be adjusted.

     b) Where on an emerging cumulative basis target monthly EBITS during a given financial year are achieved and there has been an earlier downward adjustment pursuant to Clause 3.4 a), the next due related payment shall be increased by such amount of money so as to reinstate Cooper to that monetary position as if no downward adjustment had occurred.

     c) In respect to each FYE, once audited accounts are available, the end of year audited EBIT shall be substituted for those calculations made by use of management accounts during the relevant period and an adjustment shall be made at the time of the next due payment,

     d)  No related payment shall be made on a monthly basis during the FYE
         30.6.99. Payments in respect of FYE 30.6.99 shall, subject to any necessary adjustments, be made after the audited accounts referred to in c) above become available.

     e) Notwithstanding the above, FAI agrees that if as at 30 June 1999 the sum total of the monthly EBITS stipulated in Clause 3.3 are achieved then it shall pay the final monthly payment adjusted to ensure Cooper receives the total due consideration as set out in Clause 3.1 and if they are not met then Cooper shall make an adjusting payment to FAI.

3.5 Cooper acknowledges that a fundamental factor in respect of the determination of a "fair market value" for the Sale Shares as specified in Clause 3.1 is the current and projected profitability of FAI Security as set out in Clause 3.3.

     Fundamental to FAI Security achieving current and projected profitability is the continuance of the time, skill and commitment of the executive employees that constitute the executive team from time to time. Cooper warrants to ensure such continuity and FAI relies upon this warranty and as owner of FAI Security will facilitate Cooper in this regard.

4.   SALE AND PURCHASE: FAI INTERNATIONAL

     On and subject to the terms of this Agreement, FAI sells and Cooper or his nominee purchases, with effect from the Completion Date the Sale Units free from all Encumbrances.

5.   PRICE AND PAYMENT

     The purchase price for the Sale Units shall be $80.00 and is payable in full by Cooper on the Completion Date.

6.   COMPLETION

6.1 Completion of the sale and purchase of the Sale Shares and Sale Units will take place on the Completion Date at the offices of FAI at 185 Macquarie Street, Sydney or at any other place as Cooper and FAI may agree.

6.2  Prior to or at Completion, Cooper and FAI shall procure that:

     a) a duly convened board meeting of FAI International is held at which a quorum of directors is present and acting throughout at which such person as FAI may nominate by notice to Cooper is appointed as a director of FAI International subject to the receipt of duly signed consent to act of such person.

     b) a duly executed declaration of trust in respect of the Sale Shares in the form as annexed in Schedule A is delivered to FAI.

     c) a duly executed declaration of trust in respect of the Sale Units in the form as annexed in Schedule B is delivered to Cooper or his nominee.

6.3 FAI International is indebted to FAI or associated entities for an amount not exceeding $2.5 million and this amount shall be paid in full by FAI International on or before the date being two (2) years from the Completion Date. In the event that FAI International defaults in the repayment then FAI shall be entitled to set-off against any amount otherwise payable by FAI without prejudice to any other rights to Cooper under this Agreement the amount by which FAI International is in default or part thereof.

7.   CONFIDENTIALITY

7.1 Subject to Clause 7.2, FAI undertakes to Cooper that it and its employees and agents will keep confidential all information concerning the terms and conditions of the Agreement and will not disclose the information to any person other than such persons as Cooper may in writing approve and will not make any use of, or enable any other person to make use of, that information without the prior written consent of Cooper.

7.2  The provisions of Clause 7.1 do not apply to any disclosure:

     a)  which is required by law or by the rules of any stock exchange; or

     b) which the directors of FAI consider necessary or desirable in the context of reporting to its shareholders or to the Australian Stock Exchange.

7.3 Cooper undertakes to FAI that he will keep confidential all information concerning the terms and conditions of the Agreement and will not disclose the information to any person other than such persons as FAI may in writing approve and will not make any use of, or enable any other person to make use of, that information without the prior written consent of FAI.

8.   INTEREST ON DEFAULT

8.1 If FAI or Cooper default in the payment of any money payable under this Agreement, FAI and Cooper shall, if so demanded by the non-defaulting party, pay interest at the default rate on the amount in default from the time it fell due until that amount has been paid in full.

8.2 The right to require payment of interest under this clause will be without prejudice to any other rights and remedies of Cooper or FAI.

8.3 For the purpose of this clause the default rate shall be the rate from time to time specified by FAI's bankers as the 30 day bank bill rate plus 1.5%.

9.   DIRECTORS

9.1  Right to appoint Directors

     So long as Cooper is a director of FAI Security, FAI shall have the right to appoint one director to FAI International.

9.2  Right to Remove

     FAI has the sole right to remove the director appointed by either party provided that this clause shall be read subject to the provisions of the Corporations Law.

9.3  Alternate Directors

     The director appointed by FAI may, with the prior written and continuing consent of FAI, appoint a person to be an alternate director in his place generally during any period which the director thinks fit.

10.  MEETINGS AND VOTING: FAI INTERNATIONAL

10.1 Election of Chairman and Company Secretary

     So long as Cooper directly or indirectly holds a majority of the shares in FAI International, Cooper shall have the right to nominate the chairman and company secretary of FAI International and such nominees shall be appointed.

10.2 Casting Vote

     The chairman of a board meeting of FAI International does have a second or casting vote in addition to that director's vote in the event of an equality of votes.

10.3 Board Meetings

     a) Unless otherwise resolved by all directors entitled to attend, a board meeting is to be convened at least twice in each year and each director is to be given at least three business days' notice of the date and agenda of each meeting.

     b) No business is to be considered by a board meeting unless it is specified in the notice convening the board meeting without the consent of all the directors entitled to attend the board meeting (whether or not present).

10.4 Calling of Meetings

     Unless otherwise resolved by all directors entitled to attend:

     a) notice of all meetings of the directors are to be communicated to all directors by the secretary:

         i)   in writing by letter, facsimile or telex; or

         ii) by telephone, if confirmed within three business days by letter, facsimile or telex;

         and given at least three business days prior to such meeting save as otherwise resolved by a majority of the directors; and

     b)  any director may by written notice convene a board meeting.

10.5 Directors' Voting

     a) Decisions made at a board meeting shall be made by a vote of the directors present and voting at the board meeting.

     b)  Subject to Clause 10.2, each director shall have one vote.

10.6 Minutes

     a) Shareholders: FAI International shall cause minutes of each shareholders' meeting to be promptly prepared and copies circulated to Cooper and FAI.

     b) Board Meeting: FAI International shall cause minutes of each board meeting to be promptly prepared and tabled for approval at the next board meeting and, if approved, the chairman is to sign those minutes which then are prima facie evidence of the proceedings and decisions of the board meeting to which they relate.

10.7 Telephone Meetings

     A director may, and on the request of a director, the secretary is to convene a board meeting by the linking by telephone or live audio visual transmission (or similar) of a number of directors not less than a quorum.

10.8 Circular Resolutions

     a) If all the directors or all of the shareholders sign a document containing a statement that they are in favour of a resolution in terms set out in the document, a resolution in those terms is deemed to have been passed at a board meeting or a shareholders' meeting, as the case may be, held at the date and time at which the document was last signed by a director or shareholder, as the case may be.

     b) Two or more separate documents containing statements in identical terms each of which is signed by one or more directors or shareholders, as the case may be, are together deemed to constitute one document containing a statement in those terms signed by these persons at the respective dates and times at which they signed the separate documents.

     c) A reference to "all the directors" or all the shareholders" does not include a director or shareholder who would not be entitled to vote on the resolution at a board meeting or shareholders meeting, as the case may be.

11.  ACCOUNTS: FAI INTERNATIONAL

11.1 Proper Account

     a) FAI International agrees to engage FAI to provide accounting services including the keeping of proper books of account (which may include computer records) of FAI International and entries made of all such matters transactions and things which are usually entered in books of accounts kept by entities engaged in concerns of a similar nature and including, without limitation, particulars of all business transactions and of all such names, times and places as may be necessary or useful for the administration of FAI International.

     b) FAI International will pay FAI's reasonable costs associated with the performance of the service. FAI International shall receive a credit for any licence fees paid to FAI under Clause 14 in respect to services for the FYE 30.6.96 provided by FAI under Clause 11.1 a).

11.2 Preparation of Annual Accounts

     a)   FAI shall:

          i) cause accounts to be prepared in relation to each Financial Year for FAI International;

          ii) ensure that the accounts are prepared in accordance with Approved Accounting Standards; and

          iii) forward copies of the draft form of accounts to each director as soon as practicable and in any case within two months of the end of the relevant financial year;

     b) FAI has the right to terminate the provisions of its services herein after the issuing of three calendar months' notice in writing.

12.  FAI SECURITY AND FAI INTERNATIONAL SHARES

     FAI and Cooper are desirous to continue their harmonious working relationship each with the other and if either party is intending to sell in whole or part their respective shareholding each will liaise with the other in good faith to determine if there is interest to so purchase the subject shares.

13.  FAI LICENCE

13.1 FAI hereby grants FAI International a licence to use the name "FAI" in respect of FAI International's business of selling home security systems worldwide (excluding Australia and New Zealand).

13.2 The licence shall be continuous but subject to cancellation by either party at three yearly intervals calculated from the Completion Date. Any cancellation to be effective shall be conveyed in writing three months in advance of a potential three year expiry date.

13.3 In consideration of the grant of the licence, FAI International hereby agrees to pay to FAI or its nominee a licence fee of $10 per security unit sold by FAI International or any of its subsidiaries.

13.4 The licence fee shall commence 1 January 1996 and be paid on a quarterly basis in arrears with the first payment due and payable on 1 March 1996.

13.5 Notwithstanding anything herein contained the licence may be cancelled by FAI on 30 days' notice in writing if:

     a) Cooper breaches the terms of this Agreement or fails to pay the licence fee referred to herein on the due date;

     b) FAI International takes any action which in FAI's reasonable opinion brings the FAI name into disrepute or in any way affects or has the potential to affect the good name or standing of FAI.

13.6 FAI International shall provide FAI with all information reasonably required by FAI to satisfy itself as to the correctness of the licence fee paid and in this regard shall give FAI and its consultants full and free access to all its books of account, balance sheets and financial accounts and shall provide copies thereof upon request.

14.  RESTRAINT OF TRADE

     For the purpose of protecting FAI in respect of the goodwill of FAI Security Group, Cooper (and any associate as defined pursuant to Section 26AAB of the Income Tax assessment Act, 1936) undertakes to FAI he will not for a period of five years or such other period as a competent court will determine to be enforceable after the due date of the final payment to be made to Cooper pursuant to this agreement and within the Commonwealth of Australia or New Zealand do any one or more of the following:

     A) be directly or indirectly engaged, concerned or interested whether on his own account or as a member, shareholder, consultant, agent, beneficiary, partner, trustee or otherwise in any enterprise, corporation, firm, trust, joint venture, or syndicate which is engaged, concerned or interested in or carrying on any business the same as or substantially similar to or in competition with that conducted by the FAI Security Group;

     B) on his own account or for any person, enterprise, firm, trust, joint venture, or syndicate entice away from the FAI Security Group any customer of FAI Security Group;

     C) on its or his own account or for any person, enterprise, firm, trust, joint venture, or syndicate entice away from the FAI Security Group any supplier to FAI Security Group;

     D) personally or by his employees or agents or by circulars, letters or advertisements whether on his own account or for any person, enterprise, firm, trust, joint venture, or syndicate interfere with the business of FAI Security Group or divulge to any person any information concerning the business of FAI Security Group or FAI or any of their respective dealings, transactions or affairs.

15.  COSTS

     Each party shall pay their own professional costs and the stamp duty attributable to their respective purchases.

16.  MERGER

     The rights and obligations of the parties will not merge on the completion of any transaction contemplated by this Agreement. They will survive the execution and delivery of any assignment or other document entered into for the purpose of implementing any such transaction.

17.  ASSIGNMENT

     The rights and obligations of each party under this Agreement are personal. They cannot be assigned, encumbered or otherwise dealt with and no party shall attempt, or purport, to do so without the prior written consent of all parties.

18.  SEVERANCE

18.1 Each provision, whether or not it is part of a clause, of this Agreement is severable from the others and no severance of a provision affects any other provision.

18.2 If a court of competent jurisdiction determines that, in relation to any of the severable restraints or provisions in this Agreement.

     a) periods of restraint are unlawful or unreasonable but that a shorter period or lesser periods (as the case maybe) would be lawful or reasonable; and/or

     b) the geographic areas are unreasonably large but a lesser area or areas would be lawful or reasonable,

     then the restraints are to be read down so as to refer to that shorter period or lesser area or areas (as the case may be) as the court considers valid in respect of those restraints.

19.  FURTHER ASSURANCES

     Each party shall do all such things and execute all such deeds, instruments, transfers or other documents as may be necessary or desirable to give full effect to the provisions of this Agreement and the transactions contemplated by it.

20.  AMENDMENT

     This Agreement may only be varied or replaced by a document in writing duly executed by the parties.

21.  WAIVER

     No failure to exercise nor any delay in exercising any rights, power or remedy by a party operates as a waiver. A single or partial exercise of any right, power or remedy does not preclude any other or further exercise of that or any other right, power or remedy. A waiver is not valid or binding on the party granting that waiver unless made in writing.

22.  NOTICES

     Any notice, demand, consent or other communication ("Notice") given or made under this Agreement:

     a) must be in writing and signed by a person duly authorised by the sender;

     b) must either be delivered to the intended recipient by prepaid post or by hand, telex or fax to the address, telex number of fax number below or the address, telex number or fax number last notified by the intended recipient to the sender:

         i)   to Cooper

         ii)  to FAI

     c)  will be taken to be duly given or made:

         i)   in the case of delivery in person, when delivered;

         ii) in the case of delivery in post two business days after the date of posting;

         iii) in the case of fax, on receipt by the sender of a transmission control report from the despatching machine showing the relevant number of pages, the correct destination fax machine number and the result of the transmission as "OK" or otherwise successful, but if the result is that a Notice would be taken to be given or made on a day which is not a business day in the place to which the Notice is sent or is later than 4.00 p.m. (local time) it will be taken to have been duly given or made at the commencement of business on the next business day in that place.

23.  GOVERNING LAW AND JURISDICTION

     This Agreement shall be governed by and construed in accordance with the laws of New South Wales and each of the parties hereby submits to the non-exclusive jurisdiction of the New South Wales Courts.

24.  COUNTERPARTS

     This Agreement may be executed in any number of counterparts. All counterparts will be taken to constitute one instrument.

     EXECUTED by the parties as an Agreement in Sydney.

Signed for and on behalf of FAI     )
INSURANCES LIMITED in the presence  )
of:                                 )
                                    )
/s/ Catherine M. Rider              )  /s/ R. S. Adler
----------------------------------  )  --------------------------------------
Signature of Witness                )  Name
                                    )
                                    )
Catherine M. Rider                  )
----------------------------------  )
Name of Witness - please print      )
                                    )
                                    )
                                    )


Signed for and on behalf of FAI     )
HOME SECURITY HOLDINGS PTY LIMITED  )
in the presence of:                 )
                                    )
/s/ V. M. Dominello                 )  /s/ T. Youngman
----------------------------------  )  --------------------------------------
Signature of Witness                )  Name
                                    )
                                    )
V. M. Dominello                     )
----------------------------------  )
Name of Witness - please print      )
                                    )
                                    )
                                    )


SIGNED SEALED AND DELIVERED by      )
BRADLEY DAVID COOPER in the         )
presence of:                        )
                                    )
/s/ Kovelle Steele                  )  /s/ Paul Martin Etherington
----------------------------------  )  --------------------------------------
Signature of Witness                )  Name Bradley David Cooper
                                    )       by his attorney
                                    )       Paul Martin Etherington
Kovelle Steele                      )       Registered Book: 4096 No 818
----------------------------------  )
Name of Witness - please print      )
                                    )
                                    )
                                    )

                                      16.

Signed for and on behalf of KAMARASI      )
PTY LIMITED in the presence of:           )
                                          )
/s/ Kovelle Steele                        )
------------------------------            )
Signature of Witness                      )  /s/ Paul Martin Etherington
                                          )  ---------------------------
                                          )  Name
Kovelle Steele                            )  BRADLEY DAVID COOPER
------------------------------            )  by his attorney
Name of Witness-please print              )  PAUL MARTIN ETHERINGTON
                                          )  Registered Book: 4096 No. 818
                                          )
                                          )

                                  SCHEDULE A

                                                   LIMITED

                             DECLARATION OF TRUST

By           this         Deed,                      ,           of
                                (the "Trustee"), declares that the       fully
paid shares of $1.00 in the capital of                                  Limited
ACN                  (the "Company") which is registered in the name of the
Trustee on the register of members of the Company is held by the Trustee in
trust for                            of                                   (the
"Owner") by which the $        for the purchase of such shares was provided and
the Trustee covenants with the Owner and its successors and assigns as follows:

1. That the Trustee will at all times and from time to time hereafter deal with, transfer and dispose of the said shares and the dividends and proceeds thereof and any rights or privileges now or hereafter attaching to such shares in accordance with the instructions from time to time given to the Trustee by the Owner and not otherwise.

2. That the Trustee will at all times and from time to time hereafter whenever requested by the Owner sign execute and deliver any transfer, proxy form, receipt, notice or other instrument relating to the said shares or any such dividends proceeds rights and privileges attaching to such shares which may be submitted to the Trustee by the Owner.

3. That the Trustee will not vote at any meeting of the Company in respect of such shares contrary to the direction of the Owner.

4. That any request direction or instruction or other expression of wish which is signed or which is signed or purported to be signed on the Owner's behalf by any of its officers or directors shall be deemed to have been fully executed by the Owner.

5. That the Owner has the right to appoint a new trustee of the said share upon retirement of the Trustee and that the Trustee will retire when so requested or directed by the Owner.

6. Notwithstanding anything else contained in this Deed the Trustee is absolutely prohibited from being a beneficiary under this Deed or from taking any direct or indirect benefit under this Deed and this clause shall not be capable of amendment.

DATED this    day of

SIGNED SEALED AND DELIVERED         )
by                                  )
in the presence of:                 )
                                    )
                                    )
------------------------------------)    ---------------------------
Signature of Witness                )
                                    )
                                    )
------------------------------------)
Name of Witness, please print       )
                                    )
                                    )
------------------------------------)
Address of Witness                  )

                                  SCHEDULE B

                                                        LIMITED

                             DECLARATION OF TRUST

By   this   Deed,                                                          ,  of
                                              (the "Trustee"), declares that the
      fully paid units of $1.00 in the
Trust (the "Trust") which is registered in the name of the Trustee on the register of Unitholders of the Trust is held by the Trustee in trust for
                                   of                              (the "Owner")
by which the $                  for the purchase of such units was provided and
the Trustee covenants with the Owner and its successors and assigns as follows:

1. That the Trustee will at all times and from time to time hereafter deal with, transfer and dispose of the said units and the dividends and proceeds thereof and any rights or privileges now or hereafter attaching to such units in accordance with the instructions from time to time given to the Trustee by the Owner and not otherwise.

2. That the Trustee will at all times and from time to time hereafter whenever requested by the Owner sign execute and deliver any transfer, proxy form, receipt, notice or other instrument relating to the said units or any such dividends proceeds rights and privileges attaching to such units which may be submitted to the Trustee by the Owner.

3. That the Trustee will not vote at any meeting of Unitholders of the Trust in respect of such units contrary to the direction of the Owner.

4. That any request direction or instruction or other expression of wish which is signed or which is signed or purported to be signed on the Owner's behalf by any of its officers or directors shall be deemed to have been fully executed by the Owner.

5. That the Owner has the right to appoint a new trustee of the said units upon retirement of the Trustee and that the Trustee will retire when so requested or directed by the Owner.

6. Nothwithstanding anything else contained in this Deed the Trustee is absolutely prohibited from being a beneficiary under this Deed or from taking any direct or indirect benefit under this Deed and this clause shall not be capable of amendment.

DATED this        day of




THE COMMON SEAL of                     )
                                       )
LIMITED was affixed to this document   )
in accordance with its articles of     )
association in the presence of:        )
                                       )
                                       )
---------------------------------------)   ------------------------------------
Signature of Secretary                 )   Signature of Director
                                       )
                                       )
                                       )
---------------------------------------)   ------------------------------------
Name of Secretary, please print        )   Name of Director, please print

                                                                     Brad Cooper
                                                                         Level 7
                                                              77 Pacific Highway
                                  SCHEDULE C               NORTH SYDNEY NSW 2060


1 June 1995


Mr R S Adler
FAI Insurances Limited
Level 12
185 Macquarie Street
SYDNEY NSW 2000


Dear Rodney

This is to confirm our agreement that I am today transferring to FAI Insurances Limited (ACN: 004 304 545) all of my shareholding in FAI Home Security Holdings Pty Limited (ACN: 003 125 264) consisting of 200 Ordinary shares and 11 C-Class shares. This is in consideration of FAI Insurances Limited agreeing to make early payment to me of $1,500,000.00 (being the discounted figure payable for the transfer of 30 Ordinary shares) due pursuant to the option agreement between us dated 5 September 1994, but not due for payment to me until 1996 and 1997.

Further, this transfer is conditional upon us reaching agreement as to the fair market value of the shares and the purchase price for the shares will be between $7,000,000.00 and $9,000,000.00 and payment being made to me of that agreed purchase price on or before 15 October 1996 to be paid in accordance with the attached Schedule which we have discussed.

Pursuant to this agreement, a duly executed share transfer for the shares is attached.

Please confirm your acceptance of the above terms by signing and returning the enclosed copy of this letter.

Yours faithfully

/s/ Brad Cooper

Brad Cooper
CHIEF EXECUTIVE

On behalf of FAI Insurances Limited, I accept the terms of this Offer.

/s/ Rodney S Adler
--------------------
Rodney S Adler
Chief Executive

                              SCHEDULE OF PAYMENTS

INSTALMENT                    DATE                             PERCENTAGE (%)
NO                            PAYMENT DUE                      OF TOTAL PAYMENT
--------------------------------------------------------------------------------

1.                            15 October, 1995                       35%


--------------------------------------------------------------------------------

2.                            Payable by 12 equal calendar
                              monthly instalments commencing         20%
                              15 November, 1995

--------------------------------------------------------------------------------

3.                            Payable by 12 equal calendar
                              monthly instalments commencing         17%
                              15 November, 1996

--------------------------------------------------------------------------------

4.                            Payable by 12 equal calendar
                              monthly instalments commencing         14%
                              15 November, 1997

--------------------------------------------------------------------------------

5.                            Payable by 12 equal calendar
                              monthly instalments commencing         14%
                              15 November, 1998

--------------------------------------------------------------------------------

                              TRANSFER OF SHARES
                              ------------------


I, BRADLEY DAVID COOPER of Level 7, 77 Pacific Highway, North Sydney, NSW, 2060 hereby transfers to FAI INSURANCES LIMITED (ACN: 004 104 545) of Level 12, 185 Macquarie Street, Sydney, NSW, 2000 ("Transferee") 200 Ordinary Shares and 11 C-Class Shares FAI HOME SECURITY HOLDINGS PTY, LIMITED (ACN: 003 125 264) to hold unto the said Transferee, subject to the several conditions on which I hold the same. And I the said Transferee do hereby agree to take the said Shares subject to the conditions aforesaid.

AS WITNESS our hands this 1 day of June, 1995.


SIGNED by the Transferor     )  /s/ Brad Cooper
in the presence of:          )  ----------------------------
/s/ Paul Martin Etherington
P.M. Etherington

SIGNED by the Transferee     )
in the presence of:          )  ----------------------------

         DATED                    24 April                       1996
         ------------------------------------------------------------


BETWEEN
-------



                             BRADLEY DAVID COOPER
                             --------------------
                             FAI INSURANCE LIMITED
                             ---------------------
                    FAI HOME SECURITY HOLDINGS PTY LIMITED
                    --------------------------------------
                             KAMARASI PTY LIMITED
                             --------------------
                          FAI DEPOSIT CO PTY LIMITED
                          --------------------------
                        FAI HOME SECURITY (CANADA) INC.
                        -------------------------------
                        FAI HOME SECURITY (UK) LIMITED
                        ------------------------------
                              CERVALE PTY LIMITED
                              -------------------



AND
---



                           ANGUS GORDON ERIC MACIVER
                           -------------------------


                           -------------------------

                                SALE AGREEMENT
                               DEED OF VARIATION

                           -------------------------



                               LANDERER & COMPANY
                               Solicitors
                               Level 31
                               133 Castlereagh Street
                               SYDNEY NSW 2000

                               TEL: 261 4242
                               FAX: 261 8516
                               DX:  1247 SYDNEY
                               REF: bb10770

DEED dated:  24 April 1996
----

BETWEEN:     BRADLEY DAVID COOPER of 28 Coronation Avenue, Mosman, New South
-------      Wales ("Cooper")

             FAI INSURANCES LIMITED ACN 004 304 545 of 12th Floor, FAI Insurance Building, 185 Macquarie Street, Sydney, New South Wales ("FAI")

             FAI HOME SECURITY HOLDINGS PTY LIMITED ACN 003 125 264 of Level 7, FAI Insurance Building, 77 Pacific Highway, North Sydney, New South Wales ("FAI Security")

             KAMARASI PTY LIMITED ACN 064 394 038 in its own capacity and as trustee of the FAI International Trust of 12th Floor, FAI Insurance Building, 185 Macquarie Street, Sydney, New South Wales ("FAI International")

             FAI DEPOSIT CO PTY LIMITED ACN 008 647 489 Of 12th Floor, FAI Insurance Building, 185 Macquarie Street, Sydney, New South Wales ("FAI Deposit")

             CERVALE PTY LIMITED ACN 056 258 201 as trustee of the Cooper Investment Trust established by the trust deed between Brian Thornton Connell as settlor and Cervale Pty Limited as trustee dated 22 June 1992 of 28 Coronation Avenue, Mosman, New South Wales ("Cervale")

             FAI HOME SECURITY (CANADA) INC., in its own capacity and as trustee of the Canadian Trust of 1815 Ironstone Manor, Unit 5, Pickering, Ontario, Canada ("Canadian Trustee")

             FAI HOME SECURITY (UK) LIMITED in its own capacity and as trustee of the UK Trust of Level 1, South Side, Anchorage 2, Anchorage Quay, Salford Quays, Manchester ("UK Trustee")

AND:         ANGUS GORDON ERIC MACIVER of c/ - 12th Floor, FAI Insurance
---          Building, 185 Macquarie Street, Sydney, New South Wales ("Maciver")

                                      2.

RECITALS:
--------

A. Cooper, FAI, FAI Security and FAI International entered into the Sale Agreement which provided for (among other things) the sale and purchase of the Sale Shares and the Sale Units.

B. It was not the intention of FAI to sell nor the intention of Cooper to buy FAI's interest in the FAI International Trust but only FAI's interest in the Canadian Trust and the UK Trust.

C. FAI and Cooper wish to amend the terms of the Sale Agreement to correctly reflect their intentions and the other parties to this Deed agree to do so on the terms set out in this Deed.


THE PARTIES AGREE:
-----------------

1.   DEFINITIONS AND INTERPRETATION
     ------------------------------

1.1 (a) In this Deed (including the recitals) unless the context otherwise requires:

          "Deed" means this Deed and any document that varies or supplements it;

          "Sale Agreement" means the agreement entered into by Cooper, FAI, FAI Security and FAI International on 17 November 1995 and relating to (among other things) the sale and purchase of the Sale Shares and the Sale Units;

          "Variation Date" means 17 November 1995.

     (b) Unless the context indicates a contrary intention, all terms defined in the Sale Agreement which are not separately defined herein shall have the same meaning when used in this Deed.

1.2 Clause 1.2 of the Sale Agreement shall be incorporated mutais mutandis into this Deed.

1.3  This Deed is collateral and supplemental to the Sale Agreement.

2.   VARIATION OF SALE AGREEMENT
     ---------------------------

2.1 With effect on and from the Variation Date, each of FAI Deposit, Cervale, the Canadian Trustee, the UK Trustee and Maciver are to be treated as being parties to the Sale Agreement as varied by Clause 2.2 of this Deed.

2.2 With effect on and from the Variation Date, the Sale Agreement is varied as follows:

                                      3.

(a)  Definitions
     -----------

     (i) Insert the following new definition of "Canadian Sale Units" in Clause 1.1 immediately before the definition of "Completion" where it appears in that Clause:

            "Canadian Sale Units" means the 950,099 common units held by FAI International and the 1 discretionary unit held by FAI Security in the capital of the Canadian Trust which are to be sold in accordance with Clause 4(a)(iii).

     (ii)   Insert the following new definition of "Canadian Trust" in Clause
            1.1 immediately after the definition of "Canadian Sale Units" where it appears in that Clause:

            "Canadian Trust" means the trust known as the FAI Home Security (Canada) Unit Trust established by the trust deed between H Stewart Ash as settlor and the Canadian Trustee as trustee dated 14 October 1994.

     (iii) Insert the following new definition of "Canadian Trustee Shares" in Clause 1.1 immediately after the definition of "Canadian Trust" where it appears in that Clause:

            "Canadian Trustee Shares" means the 60 fully paid common shares held by Maciver in the capital of the Canadian Trustee which are to be sold in accordance with Clause 4.1(v).

     (iv) Insert the following new definition of "Cervale Sale Units" in clause 1.1 immediately after the definition of "Canadian Trustee Shares" where it appears in that clause:

            "Cervale Sale Units" means the 40 fully paid ordinary units held by Cervale Pty Limited in the capital of the FAI International Trust which are to be sold in accordance with clause 4(a)(vii).

     (v) Delete the definition of "Completion Date" where it appears in Clause 1.1 and insert the following new definition of "Completion Date" in its place.

            "Completion Date" means 17 November 1995 or such other date as FAI and Cooper may agree.

     (vi) Insert the following new definition of "FAI International Share" in Clause 1.1 immediately after the definition of "Encumbrance" where it appears in that Clause:

                                      4.


             ""FAI International Share" means the fully paid ordinary share held by Cooper in the capital of FAI International which is to be sold in accordance with Clause 4(a)(vi).".

     (vii) Delete the definition of "FAI International Trust" where it appears in Clause 1.1 and insert the following new definition of "FAI International Trust" in its place:

             ""FAI International Trust" means the trust known as the FAI Home Security (Australia) Trust established by the trust deed between Randal Jon Dennings as settlor and FAI International as trustee dated 14 October 1994.".

     (viii)  Delete the definition of "Sale Units" where it appears in Clause
             1.1 and insert the following new definition of "Sale Units" in its place:

             ""Sale Units" means the 60 fully paid units in the capital of the FAI International Trust which prior to the Completion Date are held by FAI Deposit and are to be sold in accordance with Clauses 4(a)(i) and (ii).".

     (ix) Insert the following new definition of "Trustee Companies" in Clause 1.1 immediately after the definition of "Shares" where it appears in that Clause:

             ""Trustee Companies" means both of the Canadian Trustee and the UK Trustee and "Trustee Company" shall mean either one of them as the context requires.".

     (x) Insert the following new definition of "UK Trust" in Clause 1.1 immediately after the definition of "Trustee Companies" where it appears in that Clause:

             ""UK Trust" means the trust known as the FAI Home Security (UK) Trust established by the UK Trust Deed.".

     (xi)    Insert the following new definition of "UK Trust Deed" in Clause
             1.1 immediately after the definition of "UK Trust" where it appears in that Clause:

             ""UK Trust Deed" means the trust deed made by the UK Trustee as trustee dated 28 March 1995.".

     (xii) Insert the following new definition of "UK Trustee Shares" in Clause 1.1 immediately after the definition of "UK Trust Deed" where it appears in that Clause:

                                      5.

          ""UK Trustee Shares" means the 100 fully paid ordinary shares in the capital of the UK Trustee held by FAI Security, being the whole of the issued capital in that company, which are to be sold in accordance with Clause 4(a)(iv).".

     (b)  Price and Payment
          -----------------

          Add the following sentence at the conclusion of clause 3.4(a):

          "The adjustment in this paragraph is subject to an emerging cumulative basis target monthly EBITS being taken into account in determining the current monthly calculation."

     (c)  Sale and Purchase
          -----------------

          Delete Clause 4 and its heading in its entirety and insert in its place:

          "4.  SALE AND PURCHASE: FAI INTERNATIONAL AND OTHERS

               (a) On and subject to the terms of this Agreement and with effect from the Completion Date:

                    (i) FAI Deposit sells and Cooper purchases the Sale Units free from all Encumbrances for the consideration of $60.00;

                    (ii) Cooper sells and FAI Deposit purchases the Sale Units free from all Encumbrances for the consideration of $60.00;

                    (iii) FAI International and FAI Security sell and Cooper or his nominee purchases the Canadian Sale Units free from all Encumbrances for the consideration of $60.00;

                    (iv) FAI Security sells and Cooper or his nominee purchases the UK Trustee Shares free from all Encumbrances for the consideration of $100.00;

                    (v) Maciver sells and Cooper or his nominee purchases the Canadian Trustee Shares free from all Encumbrances for the consideration of $60.00;

                    (vi) Cooper sells and FAI Security purchases the FAI International Share free from all Encumbrances for the consideration of $1.00;

                                      6.

                    (vii) Cervale sells and FAI Deposit purchases the Cervale Sale Units free from all Encumbrances for the consideration of $40.00.

                    (viii)  the UK Trustee declares that:

                            (A) in accordance with Clause 4.1 of the UK Trust Deed, FAI International is wholly excluded from any future benefit for the purposes of the UK Trust;

                            (B) in accordance with Clause 3 of the UK Trust Deed, Cooper (or his nominee) is added as a Beneficiary (as that term is defined in the UK Trust Deed) for the purposes of the UK Trust.

                    (b) Cervale and FAI Deposit jointly and severally consent to the transfer of the Sale Units as provided in Clauses 4(a)(i), (ii) and (vii) of this Agreement despite the provisions of Clauses 6 and 7 of the trust deed dated 14 October 1994 establishing the FAI International Trust.

                    (c) The Canadian Trustee, FAI International and FAI Security jointly and severally consent to the transfer of the Canadian Sale Units as provided in Clause 4(a)(iii) of this Agreement despite the provisions of Sections 3.9 and 3.10 of the trust deed dated 14 October 1994 establishing the Canadian Trust.".

          (d)  Price and Payment
               -----------------

               Delete Clause 5 and its heading in its entirety and insert in its place:

               "5.  PAYMENT

                    The consideration of $60.00 to be paid by Cooper for the Sale Units pursuant to Clause 4(a)(i) of this Agreement is payable by Cooper on the Completion Date. The consideration required in Clauses 4(a)(ii) to (vii) to be paid by the purchasers specified in those Clauses is payable by them immediately on the day agreed by the respective vendors, also specified in those Clauses, for payment.".

          (e)  Completion
               ----------

               Delete Clause 6 and its heading in its entirety and insert in its place:

               "6.  COMPLETION

                                      7.

               6.1 The parties agree that the Completion of the sale and purchase of the shares and units pursuant to Clauses 4(a)(i) to (vii) will be taken to have occurred on the Completion Date.

               6.2 Cooper and FAI will procure (on request of FAI) that duly convened board meetings of the Trustee Companies are held at which a quorum of directors of those companies are present and acting throughout each meeting, and at which any person nominated by FAI by notice to Cooper to be a director of that Trustee Company, is appointed as a director of that Trustee Company (subject to the receipt of a duly signed consent of that person to act as a director).".

               6.3  (a)  The Trustee Companies confirm that they are jointly and severally indebted to FAI or associated entities for $2,500,000 (the "FAI International Debt") and this amount shall be paid in full by the Trustee Companies on or before the date being two (2) years from the Completion Date. In the event that the Trustee Companies default in the repayment of the FAI International Debt or any interest payable thereon then FAI shall (without prejudice to any other rights) be entitled to set-off against any amount otherwise payable by FAI to Cooper under this Agreement the amount by which the Trustee Companies are in default in payment of the FAI International Debt or part thereof or any interest payable thereon and FAI shall not after default has occurred be obliged to pay any part of the said $8,000,000 then or thereafter otherwise payable to Cooper if at any relevant time the Trustee Companies shall be in default of their obligations to repay the FAI International Debt or interest thereon until the Trustee Companies rectify such default and pay the outstanding amount of FAI International Debt together with all interest accrued thereon in full.

                    (b) The Trustee Companies shall pay interest on the FAI International Debt at the rate of $10 per centum ($10%) per annum payable monthly in arrears on the first day of each and every consecutive calendar month commencing on the Completion Date until the FAI International Debt shall be repaid in full.

                    (c) Cooper hereby irrevocably authorises FAI to deduct any interest payable by the Trustee Companies under this Agreement from any money payable by FAI to Cooper from time to time under the terms of this Agreement.".

                                       8.

(f)  Directors
     ---------

     (i) Delete Clause 9.1 and its heading in its entirety and insert in its place:

           "9.1  Right to Appoint Directors

                 So long as Cooper is a director of FAI Security, FAI shall have the right to appoint one director to each Trustee Company.".

     (ii) Delete Clause 9.2 and its heading in its entirety and insert in its place:

           "9.2  Right to Remove

                 FAI has the sole right to remove the directors appointed by either party provided that this Clause shall be read subject to the provisions of the law relating to companies in the jurisdiction in which a Trustee Company is registered.

(g)  Meetings and Voting
     -------------------

     (i)   Delete the heading of Clause 10 and insert in its place:

           "10.  MEETINGS AND VOTING: TRUSTEE COMPANIES".

     (ii) Delete Clause 10.1 and its heading in its entirety and insert in its place:

           "10.1 Election of Chairman and Company Secretary

                 So long as Cooper directly or indirectly holds a majority of the shares in either Trustee Company, Cooper shall have the right to nominate the chairman and company secretary of such Trustee Company and such nominees shall be appointed.".

     (iii) Delete Clause 10.2 and its heading in its entirety and insert in its place:

           "10.2 Casting Vote

                 The chairman of a board meeting of a Trustee Company does have a second or casting vote in addition to that director's vote in the event of an equality of votes.".

     (iv) Delete Clause 10.6 and its heading in its entirety and insert in its place:

           "10.6 Minutes

                                    9.

                 a) Shareholders: Each Trustee Company shall cause minutes of each shareholders' meeting to be promptly prepared and copies circulated to Cooper and FAI.

                 b) Board Meetings: Each Trustee Company shall cause minutes of each board meeting to be promptly prepared and tabled for approval at the next board meeting and, if approved, the chairman is to sign those minutes which then are prima facie evidence of the proceedings and decisions of the board meeting to which they relate.".

(h)  Accounts
     --------

     Delete Clause 11 and its heading in its entirety and insert in its place:

     "11.  ACCOUNTS: TRUSTEE COMPANIES

           11.1  Proper Account

                 a) Each Trustee Company agrees to engage FAI to provide accounting services including the keeping of proper books of account (which may include computer records) of each Trustee Company and entries made of all such matters, transactions and things which are usually entered in books of account kept by entities engaged in concerns of a similar nature and including, without limitation, particulars of all business transactions and of all such names, times and places as may be necessary or useful for administration of each Trustee Company.

                 b) Each Trustee will pay FAI's reasonable costs associated with the performance of the service. Each Trustee Company shall receive a credit for any licence fees paid to FAI under Clause 14 of this Agreement in respect of services for the FYE 30.6.96 provided by FAI under Clause 11.1a) of this Agreement.

           11.2  Preparation of Annual Accounts

                 a)  FAI shall:

                     (i) cause accounts to be prepared in relation to each financial year for each Trustee Company;

                                      10.

                     (ii) ensure that the accounts are prepared in accordance with approved accounting standards; and

                     (iii) only forward copies of the draft form of accounts to each director as soon as practicable and in any case within two months of the end of the relevant financial year.

                 b) FAI has the right to terminate the provision of its services herein after the issuing of three calendar months' notice in writing.".

     (i)   FAI Security and FAI International Shares
           -----------------------------------------

           Delete Clause 12 and its heading in its entirety and insert in its place:

           "12.  SHARES OF FAI SECURITY AND THE TRUSTEE COMPANIES

                 FAI and Cooper are desirous to continue their harmonious working relationship each with the other and, if either Cooper intends to sell in whole or in part his shareholding in any Trustee Company, or FAI intends to sell in whole or in part its shareholding in FAI Security, the party intending to sell will liaise with the other in good faith to determine if the other has an interest to purchase the relevant shares to be sold.".

     (j)   FAI Licence
           -----------

           Delete Clause 13 and its heading in its entirety and insert in its place:

           "13.  FAI LICENCE

                 13.1 FAI hereby grants to each Trustee Company a licence to use the name "FAI" in respect of its business of selling home security systems worldwide (excluding Australia and New Zealand).

                 13.2 Each licence shall be continuous but subject to cancellation by either party to that licence at three yearly intervals calculated from the Completion Date.
                       Any cancellation to be effective shall be conveyed in writing three months in advance of a potential three year expiry date.

                 13.3 Each Trustee Company agrees to pay to FAI or its nominee a licence fee in respect of the licence granted to it under Clause 13.1 of $10 per security unit sold by it or any of its subsidiaries.

                                     11.

               13.4 The licence fees shall commence 1 January 1996 and shall be paid in arrears, with the first payment due and payable on 16 April 1996 and each subsequent payment on the 16th of the first month of each quarter thereafter.

               13.5 Notwithstanding anything herein contained, either or both licences may be cancelled by FAI on 30 days' notice in writing if:

                     a)  Cooper breaches the terms of this Agreement;

                     b) there is a failure to pay any of the licence fees referred to in Clause 13.3 of this Agreement when due;

                     c) any Trustee Company takes any action which in FAI's reasonable opinion brings the FAI name into disrepute or in any way affects or has the potential to affect the good name or standing of FAI.

               13.6 The Trustee Companies shall provide FAI with all information reasonably required by FAI to satisfy itself as to the correctness of the licence fees paid and in this regard shall give FAI and its consultants full and free access to all their books of account, balance sheets and financial accounts and shall provide copies thereof upon request".

     (k)  Schedules
          ---------

          Delete Schedules A and B in their entirety.

3.   ACKNOWLEDGMENTS AND AGREEMENTS
     ------------------------------

3.1 Cooper acknowledges that he has received from FAI that part of the purchase price for the Sale Shares which is payable by FAI up to and including the date of this Deed in accordance with the provisions of the Sale Agreement as varied by this Deed. FAI acknowledges that it has received from Cooper the purchase price for the Sale Units as required pursuant to Clauses 4(a)(i) and Clause 5 of the Sale Agreement as varied by this Deed.

3.2 The parties agree that the consideration payable pursuant to Clauses 4(a)(ii) to (vii) of the Sale Agreement as varied by this Deed is payable by each of those persons who are required to pay those amounts under those Clauses on the date of this Deed.

3.3 Each party acknowledges and agrees that except to the extent of the variations effected by the provisions of this Deed, the provisions of the Sale Agreement will remain in full force and effect.

                                     12.

4.   FURTHER ASSURANCE
     -----------------

     Without limiting the obligations imposed upon each party under this Deed and the Sale Agreement as varied by this Deed, each party agrees to execute all instruments and do all other acts and deliver such instruments of title (including, without limitation, share certificates, unit certificates and any other instruments evidencing the right to ownership of shares or units or any interest in the shares or units) and instruments of conveyance or transfer and do any other acts or things necessary or desirable to give effect to the provisions of this Deed and the Sale Agreement as varied by this Deed.

5.   MISCELLANEOUS
     -------------

5.1 A covenant, warranty, agreement, representation, provision or obligation in this Deed which is made or given by or which applies to more than one person or which extends to or is for the benefit of more than one person binds and extends to or is for the benefit of, as the case may be, all of them jointly and each of them severally.

5.2 The validity, interpretation and performance of this Deed will be governed by the law of the State of New South Wales and of the Commonwealth of Australia. The parties submit to the non-exclusive jurisdiction of the Courts of the State of New South Wales and of the Commonwealth of Australia in respect of any dispute that arises in connection with this Deed.

5.3 This Deed contains the entire understanding between the parties in relation to its subject matter. There are no express or implied conditions, warranties, promises, representations or obligations, written or oral, in relation to this Deed other than those expressly stated in it or necessarily implied by law.

5.4 If any provision of this Deed is invalid, void or unenforceable, all other provisions which are capable of separate enforcement without regard to an invalid, void or unenforceable provision are and will continue to be of full force and effect in accordance with their terms.

5.5 Each party will pay its own costs and disbursements in connection with the negotiation, preparation and execution of this Deed.

5.6 No party may assign or otherwise transfer the benefit of this Deed without the prior written consent of the other party or parties.

5.7 Each party must do all things and execute all further documents necessary to give full effect to this Deed.

5.8 This Deed may be executed in any number of counterparts. All counterparts, taken together, constitute one instrument. A party may execute this Deed by signing any counterpart.

                                      13.

EXECUTED as a deed.


SIGNED SEALED AND DELIVERED )
---------------------------
by BRADLEY DAVID COOPER     )
   --------------------
in the presence of :        )


/s/ Michael J. Storey                           /s/ Bradley David Cooper
-----------------------------                   -----------------------------
          Witness

    Michael J. Storey
-----------------------------
    Print name of Witness




THE COMMON SEAL of                    )
---------------
FAI INSURANCES LIMITED                )
----------------------
is affixed by authority of its Board  )
of Directors and in the presence of:  )


/s/ R. F. Baulderstone                          /s/ T.M. Mainprize
------------------------------------            -----------------------------
Secretary/Director/Authorised Person                      Director

    R. F. Baulderstone                            T.M. Mainprize
-----------------------------------             -----------------------------
    Print name of signatory                        Print name of signatory



THE COMMON SEAL of FAI HOME           )
---------------    --------
SECURITY HOLDINGS PTY LIMITED         )           [COMMON SEAL]
-----------------------------
is affixed by authority of its Board  )
of Directors and in the presence of:  )


/s/ R. F. Baulderstone                          /s/ T.M. Mainprize
------------------------------------            -----------------------------
Secretary/Director/Authorized Person                      Director

    R. F. Baulderstone                            T.M. Mainprize
-----------------------------------             -----------------------------
    Print name of signatory                        Print name of signatory

                                      14.


THE COMMON SEAL of                     )
---------------
KAMARASI PTY LIMITED                   )
--------------------
is affixed by authority of its Board   )          [COMMON SEAL]
of Directors and in the presence of:   )

/s/ R. F. Baulderstone                    /s/ T. M. Mainprize
-------------------------------------     ----------------------------------
Secretary/Director/Authorized Person                   Director


    R. F. Baulderstone                        T. M. Mainprize
-------------------------------------     ----------------------------------
      Print name of signatory                  Print name of signatory


THE COMMON SEAL of FAI                 )
---------------    ---                              [FAI DEPOSIT CO.
DEPOSIT CO PTY LIMITED                 )               FTY LIMITED
----------------------                             A.C.N. 008 647 499
is affixed by authority of its Board   )
of Directors and in the presence of:   )                  SEAL]


/s/ R. F. Baulderstone                    /s/ T. M. Mainprize
-------------------------------------     ----------------------------------
Secretary/Director/Authorized Person                   Director


    R. F. Baulderstone                        T. M. Mainprize
-------------------------------------     ----------------------------------
      Print name of signatory                  Print name of signatory


THE COMMON SEAL of                     )
---------------
CERVALE PTY LIMITED                    )
-------------------
is affixed by authority of its Board   )
of Directors and in the presence of:   )

                             [THE COMMON SEAL OF]

/s/ T. J. Youngman                        /s/ Bradley Cooper
-------------------------------------     ----------------------------------
Secretary/Director/Authorized Person                   Director


    T. J. Youngman                            Bradley Cooper
-------------------------------------     ----------------------------------
      Print name of signatory                  Print name of signatory

                                      15.

                                        Signed for and on behalf of FAI HOME
                                        SECURITY (CANADA) INC by its Attorney
                                        BRADLEY DAVID COOPER who states that he
                                        has no notice of the revocation of the
                                        Power of Attorney under the authority
                                        of which he has executed this instrument

                                        /s/ Bradley David Cooper
                                        ---------------------------------------
                                            Attorney


                                        ---------------------------------------
                                        Print name of signatory

                                        Signed for and on behalf of FAI HOME
                                        SECURITY (UK) LIMITED by its Attorney
                                        BRADLEY DAVID COOPER who states that he
                                        has no notice of the revocation of the
                                        Power of Attorney under the authority
                                        of which he has executed this instrument

                                        /s/ Bradley David Cooper
                                        ---------------------------------------
                                            Attorney


                                        ---------------------------------------
                                        Print name of signatory

SIGNED SEALED AND DELIVERED )
by ANGUS GORDON ERIC        )
MACIVER in the presence of: )

/s/ Michele Clare Silvers               /s/
-----------------------------           ----------------------------------------
         Witness


/s/ Michele Clare Silvers
-----------------------------
    Print name of witness